Exhibit 99.1

EXECUTION VERSION

FORM OF SHAREHOLDER VOTING AGREEMENT

October 26, 2023

Old National Bancorp

One Main Street

Evansville, Indiana 47708

Ladies and Gentlemen:

The undersigned, being a shareholder of CapStar Financial Holdings, Inc., a Tennessee corporation (the “Company”), hereby acknowledges that the Company and Old National Bancorp, an Indiana corporation (“Parent”), are concurrently entering into an Agreement and Plan of Merger, dated as of the same date hereof (as amended or modified from time to time, the “Merger Agreement”), pursuant to which the Company will be merged with and into Parent (the “Merger”). A copy of the Merger Agreement has been provided to the undersigned. Capitalized terms used but not defined herein are to be deemed to have the same meanings assigned to them in the Merger Agreement.

The undersigned further acknowledges that the undersigned will benefit directly and substantially from the consummation of the Merger. As an inducement to and condition of Parent’s willingness to enter into the Merger Agreement, the undersigned hereby agrees, represents and warrants as follows:

1. Owned Shares. The undersigned owns (of record or beneficially) and has the full power and authority to vote the number of shares of Company Common Stock set forth on the signature page hereof (the “Owned Shares”). For all purposes of this agreement, the Owned Shares will include any shares of Company Common Stock as to which the undersigned acquires beneficial or record ownership after the date hereof.

2. Agreement to Vote Owned Shares. The undersigned agrees that, at the Company Meeting or any other meeting or action of the shareholders of the Company, including a written consent solicitation, the undersigned will (a) vote all of the Owned Shares (or otherwise provide a proxy, consent or voting instruction or direction) in favor of approval of the Merger Agreement, the Merger and any other matters required to be approved or adopted in order to effect the Merger and the transactions contemplated by the Merger Agreement, (b) not initiate any proxy solicitation or undertake any other efforts against the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement, and (c) not vote the Owned Shares (or otherwise provide a proxy or consent) in favor of, or otherwise support, approval of any Acquisition Proposal or any action that is intended to, or could reasonably be expected to, materially impede, interfere with, delay or otherwise materially and adversely affect the Merger or the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, the parties acknowledge that this agreement is entered into by the undersigned solely in his or her capacity as legal title holder of the Owned Shares and that nothing in this agreement shall prevent the undersigned from discharging his or her fiduciary duties as a member of the Board of Directors of the Company or as an officer of the Company.

3. Transfer of Owned Shares and Company Common Stock. The undersigned agrees that the undersigned will not, without the prior written consent of Parent directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, agreement, option, commitment, derivative or other arrangement or understanding with respect to any sale, transfer, pledge, assignment or other disposition of any of the Owned Shares or the voting rights thereunder. If, subsequent to the date of this agreement, the undersigned purchases, acquires or becomes the legal or beneficial owner of shares of Company Common Stock in addition to the Owned Shares, such additional shares shall be subject to this agreement, and the undersigned’s agreements and obligations hereunder shall apply to such additional shares, without the need for any additional agreement or writing.

4. Further Assurances. The undersigned will take all reasonable actions and make all reasonable efforts, and will execute and deliver all such further agreements, documents, certificates, instruments, proxies and voting instructions, in order to fulfill his agreements and obligations contemplated hereby and by the Merger Agreement, including, without limitation, the agreement of the undersigned to vote the Owned Shares in accordance with Section 2 hereof.

5. No Solicitation. The undersigned agrees that the undersigned shall not, and the undersigned shall direct and use its reasonable best efforts to cause the undersigned’s agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by the undersigned) not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any Acquisition Proposal or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal.

6. Waiver of Claims. The undersigned irrevocably agrees to waive and does hereby waive any and all claims (whether past, present or future, and at law, at equity, through arbitration or otherwise) against the Company, Parent, their respective affiliates and each of their respective officers, employees and directors solely to the extent arising as a result of the undersigned’s ownership of the Owned Shares or other securities of the Company, including, without limitation, claims relating to, in connection with or arising from the Merger Agreement or the Merger, the authorization and execution and the fairness (to the undersigned or otherwise) of the Merger Agreement or the Merger and the other transactions contemplated by the Merger Agreement, other than the right to receive the consideration provided for in the Merger Agreement upon consummation of the Merger (including in respect of Company Equity Awards held by the undersigned) and the rights of the undersigned under Section 6.7 of the Merger Agreement as a Company Indemnified Party. To avoid doubt, the waiver contained in this Section 6 shall be absolute and perpetual unless and until such time as this agreement is terminated pursuant to Section 8 (a) or 8 (b) below.

7. Specific Performance. The undersigned agrees that irreparable damage would occur in the event that any of the provisions of this agreement were not performed by the undersigned in accordance with their specific terms or were otherwise breached. Accordingly, the undersigned agrees that Parent will be entitled to an injunction or other action or remedy to prevent any breach(es) hereof by the undersigned and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent is entitled at law or in equity, and that the undersigned waives the posting of any bond or security in connection with any proceeding related thereto.

8. Termination of this Agreement. This agreement will terminate automatically upon the earliest to occur of: (a) the termination of the Merger Agreement by either or both of the Company or Parent pursuant to Section 8.1 of the Merger Agreement, or (b) the Board of Directors of the Company submitting the Merger Agreement to the Company’s shareholders without a recommendation for approving the Merger Agreement in accordance with Section 6.3 of the Merger Agreement. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination will not relieve any party from liability for any willful breach of this agreement prior to such termination. Additionally, Section 3 of this agreement shall terminate effective as of the time that the Merger Agreement is approved by shareholders of the Company.

9. Certain Representations and Warranties. The undersigned hereby represents and warrants to Parent that the undersigned has the right, power and authority to execute and deliver this agreement; such execution and delivery does not and will not violate, or require any consent, approval, or notice under any law or result in the breach of any contract; and this agreement has been duly executed and delivered by the undersigned and constitutes a legal, valid and binding agreement of the undersigned, enforceable in accordance with its terms (except to the extent that enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles or doctrines).

10. Appraisal/Dissenters Rights. To the extent permitted by applicable law, the undersigned hereby waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger or the transactions contemplated by the Merger Agreement that the undersigned may have with respect to the Owned Shares under applicable law.

11. Governing Law. This agreement is governed by, and will be interpreted in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within that State without regard to any applicable conflicts or choice of law principles.

12. Counterparts. This agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original, but all of which together shall be deemed to constitute one and the same instrument.

13. Severability. Each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more provisions contained in this agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, (a) all other provisions of this agreement shall nevertheless remain in full force and effect and (b) the parties shall negotiate in good faith to modify this agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the agreements and obligations contemplated hereby can be fulfilled as originally contemplated to the greatest extent possible.

14. Electronic Transmission. This agreement, and any amendments or waivers hereto, to the extent signed and delivered by email delivery of a “.pdf” format data file or a facsimile transmission, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. Neither party hereto shall raise the use of email delivery of a “.pdf” format data file or a facsimile transmission to deliver a signature to this agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through email delivery of a “.pdf” format data file or a facsimile transmission as a defense to the formation of a contract and each party hereto forever waives any such defense.

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* * *

The undersigned has executed and delivered this agreement as of the day and year first above written.

Very truly yours,

(Signature)

(Printed Name)
Number of Owned Shares:

ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

OLD NATIONAL BANCORP

By:

(Printed Name)

(Title)